Exhibit 99.1


                       ASSIGNMENT AND ASSUMPTION AGREEMENT
                       -----------------------------------

     THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement"), made as of the 15th day of April, 2005 by and between 141 ALBANY AVENUE, LLC, a New York limited liability company, having an office at 2-4 Bloomingdale Road, Hicksville, New York 11801 (hereinafter referred to as "Assignee"), and ELECTROGRAPH SYSTEMS, INC., a New York corporation, having an office at 160 Oser Avenue, Hauppauge, New York 11788 (hereinafter referred to as "Assignor").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, Assignee, as landlord (successor-in-interest to General Electric Capital Business Asset Funding Corporation), and Assignor, as tenant, are parties to that certain Lease Agreement dated as of March 14, 2003 (the "Lease"), pursuant to which Assignee leased to Assignor the real property known as 40 Marcus Boulevard, Hauppauge, New York (as more particularly described in the Lease, the "Premises");

     WHEREAS, Assignor, as sublandlord, and Water Boy, Inc. ("Subtenant"), as subtenant, are parties to that certain Sub-Lease dated August 20, 2004, as amended by that certain Amendment to Sub-Lease dated September 15, 2004 (such Sub-Lease, as so amended, is hereinafter referred to as the "Sublease"), pursuant to which Assignor subleased to Subtenant the Premises;

     WHEREAS, upon the terms and conditions set forth in this Agreement, (i) Assignor desires to assign to Assignee, effective as of the date of this Agreement (the "Effective Date"), all of Assignor's right, title and interest in and to the Lease, and (ii) Assignee desires to accept such assignment and assume all of the terms, covenants, conditions, obligations and liabilities of Assignor (as tenant) arising under the Lease from and after the Effective Date; and

     WHEREAS, upon the terms and conditions set forth in this Agreement, (i) Assignor desires to assign to Assignee, effective as of the Effective Date, all of Assignor's right, title and interest in and to the Sublease, and (ii) Assignee desires to accept such assignment and assume all of the terms, covenants, conditions, obligations and liabilities of Assignor (as sublandlord) arising under the Sublease from and after the Effective Date.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confirmed, Assignor and Assignee hereby covenant and agree as follows:

                                        1

                                    ARTICLE 1
                       ASSIGNMENT AND ASSUMPTION OF LEASE

     Section 1.1. Assignment. Assignor hereby assigns to Assignee, effective as of the Effective Date, all of Assignor's right, title and interest in and to the Lease, to have and hold the same unto Assignee for all of the rest, residue and remainder of the term thereof.

     Section 1.2. Assumption. Assignee hereby consents to and accepts the foregoing assignment of the Lease and assumes, undertakes and covenants to pay, discharge, perform and be liable for all of the terms, covenants, conditions, obligations and liabilities of Assignor arising under the Lease from and after the Effective Date.

     Section 1.3. "As Is" Condition. Assignee acknowledges and agrees that Assignee is accepting the Premises and the leasehold estate created by the Lease in their "as is" "where is" condition as of the Effective Date, without representation or warranty of any kind (other than any representation and warranty expressly set forth in this Agreement).

     Section 1.4. Assignment Payment. Simultaneously with its execution of this Agreement, Assignor has paid to Escrow Agent (as hereinafter defined) the sum of $550,000.00 (the "Assignment Payment"), as consideration for the transactions contemplated by this Agreement, which Assignment Payment shall be held and applied pursuant to a separate escrow agreement between Assignor, Assignee and Escrow Agent substantially in the form of Exhibit A annexed hereto (the "Assignment Payment Escrow Agreement").

     Section 1.5. Guaranty. Effective as of the Effective Date, the Guaranty (as hereinafter defined) shall be deemed automatically terminated and of no further force and effect. Assignee (in its capacity as the landlord under the Lease) hereby unconditionally and irrevocably waives, releases and discharges Manchester Technologies, Inc. (the "Guarantor"), the guarantor under the Guaranty, and its partners, members, principals, officers, directors, agents, employees, affiliates, successors and assigns (collectively, the "Guarantor Parties") from and against all Claims (as hereinafter defined) which Assignee (in its capacity as the landlord under the Lease) or the other Assignee Parties (as hereinafter defined) or any of them ever had, now has, or hereafter can, shall or may in the future have, against Guarantor and the other Guarantor Parties or any of them arising out of or in any way relating to the Guaranty, whether arising prior to, on or after the Effective Date. The term "Guaranty" shall mean that certain Lease Guaranty Agreement dated as of March 14, 2003 given by Guarantor in favor of General Electric Capital Business Asset Funding Corporation (predecessor-in-interest to Assignee) in connection with the Lease, as the same may have been modified, amended or supplemented. Simultaneously with its execution of this Agreement, Assignee has returned to Assignor all originals of the Guaranty in its possession or control.

                                        2

                                    ARTICLE 2
                      ASSIGNMENT AND ASSUMPTION OF SUBLEASE

     Section 2.1. Assignment. Assignor hereby assigns to Assignee, effective as of the Effective Date, all of Assignor's right, title and interest in and to the Sublease and the Subtenant Security and Rent Deposit (as defined below), to have and hold the same unto Assignee for all of the rest, residue and remainder of the term thereof.

     Section 2.2. Assumption. Assignee hereby accepts the foregoing assignment of the Sublease and assumes, undertakes and covenants to pay, discharge, perform and be liable for all of the terms, covenants, conditions, obligations and liabilities of Assignor arising under the Sublease from and after the Effective Date. Without limiting the generality of the foregoing, the obligations and liabilities assumed by Assignee hereunder include (without limitation) the obligation to properly apply the Subtenant Security and Rent Deposit in accordance with the terms of the Sublease.

     Section 2.3. Subtenant Security and Rent Deposit. Simultaneously with its execution of this Agreement, Assignor (in addition to the Assignment Payment) has paid to Assignee the sum of $45,900.00, which represents, and which payment is being made to effectuate the transfer of, (x) the security deposit and (y) the base rental due August 1, 2005, in each case, deposited by Subtenant under
Section 3 of the Sublease (such security deposit and base rental being referred to herein as the "Subtenant Security and Rent Deposit"). Assignor represents to Assignee that the Subtenant Security and Rent Deposit has not heretofore been held in an interest-bearing account (and, accordingly, Assignor is not in possession of any interest on the Subtenant Security and Rent Deposit).

     Section 2.4. Letter to Subtenant. Simultaneously with its execution of this Agreement, Assignor shall deliver to Assignee a letter from Assignor to Subtenant pursuant to which (a) Subtenant is directed to pay all future rent under the Sublease to Assignee, (b) Subtenant is directed to name Assignee as an additional insured on certain insurance policies pertaining to the Premises, and
(c) Subtenant is advised that the Subtenant Security and Rent Deposit has been transferred to Assignee.

     Section 2.5. Apportionments. All fixed rent and additional rent or charges payable by Subtenant under the Sublease have been apportioned as of the Effective Date; it being the intent that (i) Assignor is entitled to all rent payable under the Sublease through the day preceding the Effective Date and (ii) Assignee is entitled to all rent payable under the Sublease from and after the Effective Date.

                                    ARTICLE 3
                                    RELEASES

     Section 3.1. Release by Assignor. Effective as of the Effective Date, Assignor (in its capacity as the tenant under the Lease) hereby unconditionally and irrevocably waives, releases and discharges Assignee and its partners, members, principals, officers, directors, agents, employees, affiliates, successors and assigns (collectively, the "Assignee Parties") from and against all actions, causes of action, suits, debts, dues, assessments, late fees, sums of money, expenses, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, obligations, duties, claims, matters, liabilities, violations of law, fines, penalties, responsibilities, attorneys' fees and disbursements, charges and demands whatsoever, in law, admiralty or equity (collectively, "Claims") which Assignor or its partners, members, principals, officers, directors, agents, employees, affiliates, successors and assigns (collectively, the "Assignor Parties") or any of them ever had, now has, or hereafter can, shall or may in the future have, against the Assignee Parties or any of them arising out of or in any way relating to the Lease, whether arising prior to, on or after the Effective Date.

     Section 3.2. Release by Assignee. Notwithstanding anything contained in
Section 4.06 of the Lease, effective as of the Effective Date, Assignee (in its capacity as the landlord under the Lease) hereby unconditionally and irrevocably waives, releases and discharges Assignor and the other Assignor Parties from and against all Claims which Assignee or the other Assignee Parties or any of them ever had, now has, or hereafter can, shall or may in the future have, against the Assignor Parties or any of them arising out of or in any way relating to the Lease, whether arising prior to, on or after the Effective Date.

     Section 3.3. Exceptions. The foregoing releases shall not apply to any breach of this Agreement, including, without limitation, any inaccuracy in any of the representations and warranties made by the parties, which representations and warranties shall survive the Effective Date.


                                    ARTICLE 4
                     CERTAIN REPRESENTATIONS AND WARRANTIES

     Section 4.1. Assignor's Representations and Warranties. Assignor hereby represents and warrants to Assignee that, as of the date hereof:

          (a) Assignor is the sole holder of the tenant's interest under the Lease; Assignor has not assigned or otherwise conveyed its interest in the Lease; Assignor has not mortgaged or pledged its interest in the Lease as collateral; and, except for the Sublease, there are no subleases by Assignee that are currently in effect and that demise the whole or any portion of the Premises;

          (b) Assignor is the sole holder of the sublandlord's interest under the Sublease; the Sublease is in full force and effect; a true and correct copy of the Sublease is attached hereto as Exhibit B; Assignor has not received any written notice from Subtenant asserting that Assignor is in material default under the Sublease which remains uncured; Assignor has not given any written notice to Subtenant asserting that Subtenant is in material default under the Sublease which remains uncured; no rent payable under the Sublease has been prepaid more than thirty (30) days in advance other than any prepaid rent that constitutes a portion of the Subtenant Security and Rent Deposit;

          (c) Assignor has the full corporate power and authority to execute and deliver this Agreement (which shall be enforceable against Assignor in accordance with the terms hereof) and to consummate all of the transactions contemplated hereby, and the person(s) executing this Agreement on behalf of Assignor have been duly authorized; and

          (d) To the knowledge of Assignor, Assignor has not taken any action in material violation of any applicable environmental laws with respect to the Premises since February 11, 2003, which is the date of the environmental report prepared by a third party consultant for the benefit of Assignee (as the owner of the Premises) based on a reliance letter from such consultant.

     Section 4.2. Assignee's Representations and Warranties. Assignee hereby represents and warrants to Assignor that, as of the date hereof:

          (a) Assignee is the sole holder of the landlord's interest under the Lease;

          (b) no mortgagee, underlying lessor or other person or party is required to consent to this Agreement or to any of the transactions contemplated hereby or to any of the releases contained herein other than General Electric Capital Business Asset Funding Corporation (the "Existing Lender"), the holder of the mortgage loan (the "Mortgage Loan") encumbering Assignee's fee interest in and to the Premises; it being agreed that Assignee shall indemnify Assignor and the other Assignor Parties from and against any and all Claims arising out of or resulting from any breach of the foregoing representation and warranty and shall reimburse Assignor for any costs and expenses (including, without limitation, attorneys' fees and disbursements) incurred in connection therewith; and

          (c) Assignee otherwise has the full power and authority to execute and deliver this Agreement (which shall be enforceable against Assignee in accordance with the terms hereof) and to consummate all of the transactions contemplated hereby, and the person(s) executing this Agreement on behalf of Assignee have been duly authorized.


                                    ARTICLE 5
                                    BROKERAGE

     Section 5.1. No Broker. Assignor and Assignee each represents and warrants to the other that such party has not had any conversations or dealings with any broker, finder or other similar party in connection with the transactions contemplated hereby. Assignor and Assignee shall indemnify, defend and hold the other harmless from and against any and all claims, liabilities, losses, damages, costs or expenses (including, without limitation, attorneys' fees and disbursements) arising out of a claim of a breach of the representation and warranty made by such indemnifying party pursuant to the immediately preceding sentence.

                                    ARTICLE 6
                                     NOTICES

     Section 6.1. Notices. All notices, demands, requests and other communications required hereunder shall be in writing, shall be addressed to the party for whom it is intended at its address hereinafter set forth, and shall be deemed to have been given only: (i) upon delivery, if personally delivered (or upon refusal of such delivery); or (ii) one business day after deposit with a nationally recognized overnight delivery service marked for delivery on the next business day:


If to Assignor:            Electrograph Systems, Inc.
                           160 Oser Avenue
                           Hauppauge, New York 11788
                           Attn:  Mr. Seth Collins

with a copy to:            Bryan Cave LLP
                           1290 Avenue of the Americas
                           New York, New York 10104
                           Attn:  Ronald B. Emanuel, Esq.

If to Assignee:            141 Albany Avenue, LLC
                           2-4 Bloomingdale Road
                           Hicksville, New York 11801
                           Attn:  Samuel Shochat

with a copy to:            Spizz & Cooper, LLP
                           114 Old Country Road
                           Mineola, New York 11501
                           Attn:  George C. Zaferiou, Esq.

     Any party may designate a change of address by written notice to the others given in accordance with the provisions of this Section 6.1. The attorney for any party may send notices on that party's behalf.

                                    ARTICLE 7
                                  MISCELLANEOUS

     Section 7.1. Prevailing Party. In the event that any party hereto shall commence litigation against any other party hereto in connection herewith, the losing party in such action shall reimburse the attorneys' fees and disbursements of the prevailing party in such action.

     Section 7.2. No Third Party Beneficiary. This Agreement and each of the provisions hereof are solely for the benefit of Assignor and Assignee. No provisions of this Agreement shall be construed as creating in any person or entity, other than Assignor and Assignee and their successors and assigns, any rights of any nature whatsoever. Notwithstanding the foregoing, Guarantor shall be entitled to rely upon and enforce the provisions of Section 1.5 hereof.

     Section 7.3. Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

     Section 7.4. Entire Agreement. This Agreement sets forth the entire agreement between Assignor and Assignee relating to the transactions contemplated hereby and all other prior or contemporaneous agreements, understandings, representations or statements, oral or written, relating directly or indirectly to the transactions contemplated by this Agreement are superseded hereby. If any provision in this Agreement is found by a court of competent jurisdiction to be in violation of any applicable law, and if such court should declare such provision of this Agreement to be unlawful, void, illegal or unenforceable in any respect, the remainder of this Agreement shall be construed as if such unlawful, void, illegal or unenforceable provision were not contained herein, and the rights, obligations and interests of the parties hereto under the remainder of this Agreement shall continue in full force and effect undisturbed and unmodified in any way. This Agreement and the terms hereof may not be changed, waived, modified, supplemented, canceled, discharged or terminated orally, but only by an instrument or instruments in writing executed and delivered by Assignor and Assignee. The captions in this Agreement are inserted for convenience of reference only and in no way define, describe or limit the scope or intent of this Agreement or any of the provisions hereof.

     Section 7.5. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall constitute an original but all of which together will constitute one instrument. This Agreement shall not be effective unless and until the same has been executed and delivered by all parties hereto whether in one or more counterparts (including by facsimile transmission).

     Section 7.6. Waiver of Trial by Jury. To the extent permitted by applicable law, each party hereby waives, irrevocably and unconditionally, trial by jury in any action brought on, under or by virtue of or relating in any way to this Agreement.

     Section 7.7. No Waiver. Neither the failure of any party to exercise any power given such party hereunder or to insist upon strict compliance by any other party with its obligations hereunder, nor any custom or practice of the parties at variance with the terms hereof shall constitute a waiver of either party's right to demand exact compliance with the terms hereof.

     Section 7.8. Successors. All of the provisions of this Agreement shall apply to and be binding upon, and inure to the benefit of Assignor and Assignee, and their successors and assigns.

     Section 7.9. No Merger. It is the express intention of Assignee that its interest as fee owner of the Premises not be merged with its interest as assignee of the leasehold estate created by the Lease.

     Section 7.10. Further Assurances. Assignor and Assignee, each upon request of the other, at any time and from time to time hereafter and without further consideration, shall execute, acknowledge and deliver to the other any instruments or documents, or take such further action, as shall be reasonably requested or as may be necessary to more effectively assure the full benefits intended to be created by this Agreement.

     Section 7.11. 50 Marcus.

          (i) Assignee acknowledges that Assignor (or an affiliate of Assignor) is the current tenant of 50 Marcus Boulevard, Hauppauge, New York ("50 Marcus"), which is adjacent to the Premises. Assignee further acknowledges that, pursuant to the Sublease, Subtenant consented that truck traffic for deliveries and/or pick-ups to and from 50 Marcus shall be permitted access to the parking area of the Premises for the sole purpose of either entering or leaving 50 Marcus (the "Assignor Truck Access Right"). Assignee (as the owner of the Premises) hereby consents to the Assignor Truck Access Right and agrees that same shall remain in effect so long as Assignor (or an affiliate of Assignor) is a tenant (or owner) of 50 Marcus. Provided that the Assignor Truck Access Right is in effect, Assignor (on behalf of itself and any affiliate of Assignor that is or might become a tenant (or owner) of 50 Marcus), hereby consents that truck traffic for deliveries and/or pick-ups to and from the Premises shall be permitted access to the parking area of 50 Marcus for the sole purpose of either entering or leaving the Premises (the "Assignee Truck Access Right"); it being agreed that such consent shall only serve to estop Assignor (and any such affiliate) from claiming anything to the contrary, but shall not be deemed to constitute a representation, warranty or covenant that Assignor (or such affiliate), as the tenant of 50 Marcus, has the right to grant such consent for purposes of binding any other parties, such as the owner of 50 Marcus. For purposes of this Section 7.11, the term "affiliate of Assignor" shall include, without limitation, any entity resulting from a consolidation or merger by or with Assignor or its parent company. Assignee shall give Assignor at least ninety (90) days' prior written notice of any sale of the Premises.

          (ii) Each party hereby (A) waives, releases and discharges the other party with respect to any Claims incurred by the releasing party with respect to personal injury or property damage that such releasing party might have against the released party arising from or in connection with
     (x) the Assignor Truck Access Right as to the release by Assignor and (y) the Assignee Truck Access Right as to the release by Assignee, in each case, subject to the negligence or willful misconduct of the released party and (B) agrees to indemnify, defend and hold harmless the other party with respect to, from and against all Claims involving personal injury or property damage incurred by the indemnified party and arising from or in connection with (x) the Assignor Truck Access Right as to the indemnification by Assignor and (y) the Assignee Truck Access Right as to the indemnification by Assignee.

          (iii) The provisions of this Section 7.11 shall survive the Effective Date.

     Section 7.12. Existing Lender. Notwithstanding anything to the contrary contained herein, if on or prior to the Effective Date Assignee fails to obtain (and deliver a copy thereof) a proper satisfaction of the Mortgage Loan signed by the Existing Lender (the "Satisfaction"), then the following terms and conditions shall apply, all of which shall survive the Effective Date:

          (i) From and after the Effective Date, Assignee shall use commercially reasonable efforts to obtain the Satisfaction as soon as possible, whereupon Assignee shall promptly deliver a copy thereof to Assignor.

          (ii) Assignee shall indemnify Assignor and the other Assignor Parties from and against any and all Claims arising out of or resulting from Assignee's failure to have obtained the Satisfaction, and shall reimburse Assignor for any costs and expenses (including, without limitation, attorneys' fees and disbursements) incurred in connection therewith.

          (iii) The Assignment Payment (the "Escrow Funds") shall not be paid pursuant to Section 1.4 above, but rather it shall be deposited in escrow with the attorneys for Assignee ("Escrow Agent") and held and applied as follows:

               (A) Escrow Agent shall invest the Escrow Funds in an interest bearing money market account in a Nassau County branch of Citibank, N.A. Escrow Agent shall not be liable for any losses suffered in connection with any such investment and shall have no obligation to obtain the best rate, or otherwise seek to maximize the rate, of interest earned on any such investment. Any customary fees or charges in connection with such investment shall be paid out of the amounts held in escrow before any other payments shall be required to be made from such amounts; it being agreed that Escrow Agent shall not charge any fee for acting as escrow agent hereunder. Any interest earned on the Escrow Funds shall be paid to the same party entitled to the Escrow Funds hereunder (as and when such party is entitled to the Escrow Funds), and the party receiving such interest shall pay any income taxes thereon.

               (B) Upon the delivery of a copy of the Satisfaction to Assignor (a copy of which shall simultaneously be delivered to Escrow Agent), the escrow created by this Section 7.12 shall be released, whereupon Escrow Agent shall hold and apply the Escrow Funds pursuant to the Assignment Payment Escrow Agreement; provided, however, if a copy of the Satisfaction is not delivered to Assignor on or before the date that is six (6) months after the Effective Date, then the Escrow Funds shall be promptly and irrevocably paid to Assignor. If the Escrow Funds are paid to Assignor as aforesaid, then Samuel Shochat shall, on a joint and several basis with Assignee, indemnify Assignor and the other Assignor Parties from and against any and all Claims arising out of or resulting from Assignee's failure to have obtained the Satisfaction, and shall reimburse Assignor for any costs and expenses (including, without limitation, attorneys' fees and disbursements) incurred in connection therewith, provided that this indemnity (and that of Assignee) shall only apply to any Claims incurred by Assignor or the Assignor Parties to the extent in excess of the amount of the Escrow Funds paid to and received by Assignor. Escrow Agent shall give written notice to the other party at least three (3) business prior to Escrow Agent's payment of the Escrow Funds to either party hereto; it being agreed that neither the payment of the Escrow Funds to Assignor nor the aforesaid indemnification (nor any other matter) shall affect any of the other provisions of this Agreement, including, without limitation the assignment and assumptions set forth herein and the release of Assignor under Section 3.2.

               (C) Escrow Agent shall have the right at any time to deposit the Escrow Funds with the clerk of any federal or state court sitting in the State of New York. Escrow Agent shall give written notice of such deposit to Assignor and Assignee.

               (D) The parties acknowledge that Escrow Agent (i) is acting solely as a stakeholder at their request and for their convenience,
          (ii) shall not be deemed to be the agent of either of the parties and
          (iii) shall not be liable to either of the parties for any act or omission on its part unless taken or suffered in bad faith, willful disregard of this Agreement or involving gross negligence. Assignor and Assignee shall jointly and severally indemnify and hold Escrow Agent harmless from and against all costs, claims and expenses, including reasonable attorneys' fees and expenses, incurred in connection with the performance of Escrow Agent's duties hereunder, except with respect to actions or omissions taken or suffered by Escrow Agent in bad faith, willful disregard of this Agreement or involving gross negligence on the part of Escrow Agent.

               (E) Upon any delivery of the Escrow Funds as provided in this
          Section 7.12, Escrow Agent shall be relieved of all liability, responsibility or obligation with respect to or arising out of the escrow or under this Agreement other than any which may have arisen prior to such delivery. Escrow Agent shall not be bound by any modification to this Section 7.12 unless Escrow Agent shall have agreed to such modification in writing.

               (F) Escrow Agent shall be entitled to rely or act upon any notice, instrument or document believed by Escrow Agent to be genuine and to be executed and delivered by the proper person, and shall have no obligation to verify any statements contained in any notice, instrument or document or the accuracy or due authorization of the execution of any notice, instrument or document.

               (G) Escrow Agent shall be entitled to retain attorneys of its choice, including itself, in connection with this escrow, and Escrow Agent may continue to represent Assignee in connection with this Agreement or any dispute which may arise hereunder or otherwise.

                    [Remainder of Page Intentionally Blank]

     IN WITNESS WHEREOF, the parties hereto have respectively executed this Agreement as of the date first above written.

                                        ASSIGNOR:

                                        ELECTROGRAPH SYSTEMS, INC.


                                        By: /s/ Seth Collins
                                            -----------------------------------
                                            Name:  Seth Collins
                                            Title: President


                                        ASSIGNEE:

                                        141 ALBANY AVENUE, LLC


                                        By: /s/ Samuel Shochat
                                            -----------------------------------
                                            Name:
                                            Title:

For purposes of confirming its
obligations under Section 7.12 above:


/s/ Samuel Shochat
----------------------------------
Samuel Shochat


For purposes of confirming its receipt of the Escrow Funds and agreeing to its obligations under Section 7.12 above:

ESCROW AGENT:

SPIZZ & COOPER, LLP


/s/ Harvey W. Spizz
----------------------------------
Name:  Harvey W. Spizz
Title: Partner